OSTERWEIS INSTITUTIONAL EQUITY FUND (OSTEX)

Supplement dated August 25, 2017
to the Summary Prospectus
dated June 30, 2017

Important Shareholder Information

The Osterweis Institutional Equity Fund (the “Fund”) has been operating at a low asset size for some time.  Given recent redemptions, Osterweis Capital Management, LLC, the Adviser to the Fund has recommended, and the Board of Trustees of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund.

Prior to the liquidation of the Fund, which is expected to occur after the close of business on September 7, 2017, the Fund will make one or more required distributions of its dividends and capital gains.  Those distributions may be substantial and may be taxable to certain shareholders holding their shares outside of tax-exempt accounts. The record date for such distributions is August 25, 2017, and such distributions will be paid in accordance with the distribution options selected by shareholders.

Effective August 25, 2017, the Fund will no longer accept orders to purchase shares.  In addition, on August 25, 2017, the Fund’s Adviser will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and the Fund’s assets will be converted into cash and cash equivalents.  As a result, as of August 25, 2017, the Fund will no longer be pursuing its stated investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by September 7, 2017, will automatically be closed and liquidating proceeds, less any required tax withholdings, will be sent by check to the address of record or to the broker if the account is held through an intermediary.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you will have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status.  You must notify the Fund or your financial advisor prior to September 7, 2017 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Osterweis Funds’ shareholder services team at (866) 236-0050 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Summary Prospectus